Dated as of June BETWEEN:

9 , 2021

GUARANTEE AND INDEMNITY

Each of the parties listed on Schedule A hereto (collectively, the “Guarantors” and each a “Guarantor”)

and

CENTURION FINANCIAL TRUST as lender and as agent and nominee for certain lenders pursuant to the Debenture as defined below (the, “Secured Party”)

RECITALS:

A.Assure Holdings Corporation (the “Debtor”) and the Secured Party are parties to a

Debenture dated June 9 , 2021 (as may be amended, supplemented, restated, replaced, or otherwise modified from time to time, the “Debenture”).

B.The Guarantors consider it in their best interest to provide this guarantee as the Guarantors will derive substantial direct and indirect benefits from the Secured Party providing credit and other financial accommodations to the Guarantors.
C.It is a condition precedent to the Secured Party making advances under the Debenture that the Guarantors execute and deliver this guarantee.

The parties agree as follows:

1.01	Definitions

ARTICLE 1 INTERPRETATION

In this guarantee, in addition to the terms defined above, the following definitions apply:

“Agreed Currency” means the currency in which the Debtor must pay each component of the Obligations.

“Authorized Persons” means the Debtor, any Guarantor, or any of their respective directors, partners, employees, or agents acting or purporting to act on their behalf.

“Collateral” has the meaning assigned to it in the General Security Agreement dated

June 9 , 2021 granted by the Guarantors and the Debtor in favour of the Secured Party.

“Commitment Letter” means the letter agreement dated March 8, 2021 issued by the Secured Party to the Debtor.

“Demand” means a demand by the Secured Party, made by Notice, upon the Guarantors that they make payment under this guarantee.

“Documents” means all the Debtor’s books, accounts, invoices, letters, papers, security certificates, documents, and other records (including customer lists and records, subject, however, to privacy, confidentiality, and access rights of customers), in any form

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evidencing or relating to any part of the Collateral, together with all agreements, licences, and other rights and benefits relating to any of them.

“Law” means

(a)any law (including the common law), statute, by-law, rule, regulation, order, ordinance, treaty, decree, judgment, and
(b)any official directive, protocol, code, guideline, notice, approval, order, policy, or other requirement of any Governmental Body, having the force of law.

“Notice” means any notice, request, direction, or other document that a party can or must make or give under this guarantee.

“Obligations” means all of the Debtor’s present and future liabilities, obligations, and indebtedness (including all principal, interest, fees, expenses and other amounts), whether direct or indirect, contingent or absolute, joint or several, matured or unmatured, in any currency, to the Secured Party arising under, in connection with, or relating to the Commitment Letter, Debenture or any other document executed in connection therewith (including all obligations of other amalgamating corporations and the amalgamated corporation described in paragraph (a) of section 8.07 (Debtor’s amalgamation)).

“Postponed Indebtedness” means all of the Debtor’s present and future liabilities, indebtedness, and obligations to any Guarantor (including interest), direct or indirect, contingent or absolute, joint or several, matured or unmatured, whether arising by agreement, by Law, in equity, or otherwise.

“Postponed Security” means security for the Postponed Indebtedness.

“Rate of Exchange” means the closing rate of exchange for Canadian interbank transactions published by the Bank of Canada for the relevant date.

“Taxes” means all taxes, duties, rates, levies, assessments, reassessments, withholdings, deductions, fees, dues, and other charges, together with all related penalties, interest, and fines, payable to any governmental authority, but does not include any franchise taxes or any taxes imposed on or measured by the Secured Party’s net income, receipts, or capital.

“Transaction Documents” means this guarantee and each other agreement, relating to the Debenture, from time to time in effect between the Debtor and the Secured Party and any Guarantor and the Secured Party (including all Documents relating to any of them).

Capitalized terms used in this guarantee and not otherwise defined have the meanings given to them in the Debenture.

1.02References to specific terms
(a)Currency. Unless otherwise specified, all dollar amounts expressed in this guarantee refer to United States currency.
(b)“Including.” Where this guarantee uses the word “including,” it means “including without limitation,” and where it uses the word “includes,” it means “includes without limitation.”

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(c)	“Knowledge.” Where any representation, warranty, or other statement in this guarantee, or in any other document entered into or delivered under this guarantee, is expressed by a party to be “to its knowledge,” or is otherwise expressed to be limited in scope to facts or matters known to the party or of which the party is aware, it means
(i)the current, actual knowledge of the directors and officers of that party, and
(ii)the knowledge that would or should have come to the attention of any of them had they duly investigated the facts related to that statement and made reasonable inquiries of other individuals reasonably likely to have knowledge of facts related to that statement.
(d)Statutes, etc. Unless otherwise specified, any reference in this guarantee to a statute includes the regulations, rules, and policies made under that statute and any provision or instrument that amends or replaces that statute or those regulations, rules, or policies.
1.03Headings

The headings used in this guarantee and its division into articles, sections, schedules, exhibits, appendices, and other subdivisions do not affect its interpretation.

1.04Internal references

References in this guarantee to articles, sections, schedules, exhibits, appendices, and other subdivisions are to those parts of this guarantee.

1.05Number and gender

Unless the context requires otherwise, words importing the singular number include the plural and vice versa; words importing gender include all genders.

1.06Calculation of time

In this guarantee, a period of days begins on the first day after the event that began the period and ends at 5:00 p.m. Eastern Time on the last day of the period. If any period of time is to expire, or any action or event is to occur, on a day that is not a Business Day, the period expires, or the action or event is considered to occur, at 5:00 p.m. Eastern Time on the next Business Day.

1.07Schedules

The following are the schedules to this guarantee: A-Guarantors

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2.01Guarantee

ARTICLE 2 GUARANTEE AND INDEMNITY

The Guarantors irrevocably and unconditionally guarantees to the Secured Party, as a continuing obligation, the full and punctual payment and performance of the Obligations when due, whether at stated maturity, by acceleration, declaration, demand, or otherwise.

2.02Limit on liability

The Guarantors’ liability under this guarantee is unlimited.

2.03Nature of guarantee

This is a continuing guarantee for payment when due under a current, running, or revolving account, credit facility, or similar account or facility, and not of collection. This guarantee is irrevocable by the Guarantors, and the Guarantors expressly and unconditionally waives any right to terminate this guarantee.

2.04Indemnity

If the Secured Party cannot recover the Obligations under section 2.01 (Guarantee) for any reason, then, in addition to the guarantee provided by the Guarantors in section 2.01 (Guarantee) and as a separate and distinct obligation, the Guarantors shall indemnify the Secured Party against all direct and indirect claims, losses, payments, and expenses that the Secured Party may suffer or incur in connection with the Debtor’s failure to satisfy the Obligations.

2.05Guarantors as primary obligor

If the Secured Party cannot recover the Obligations under section 2.01 (Guarantee) or if the Secured Party is not fully indemnified under section 2.04(Indemnity), in either case for any reason, then the Secured Party may recover those Obligations from any Guarantor as primary obligor as a separate and distinct obligation. In that case, the Secured Party may

(a)	treat all Obligations as due and payable,
(b)immediately demand that the Guarantors, or any of them, pay to it the total amount due and owing under this guarantee, and
(c)	apply any amounts so collected to the Obligations or place those amounts to the credit of a special account.
2.06Liability of Guarantors

The Guarantors shall make payment under this guarantee immediately upon Demand by the Secured Party. The Guarantors’ liability will bear interest from the date that the Secured Party makes that Demand to the date of payment at the rate set out in section 2.08 (Interest).

2.07Settling of accounts

In the absence of manifest error, the Guarantors shall accept and will be bound by any account settled or stated in writing by or between the Secured Party and the Debtor as prima facie evidence of the amount or balance that the Debtor must pay the Secured Party.

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2.08Interest

Each Guarantor's liability, whether as a guarantor, indemnitor, or primary obligor, bears interest from the date that the Secured Party makes Demand, both before and after Demand, default, or judgment and until actual payment in full, at an annual rate of interest fluctuating with and at all times equal to the highest rate applicable to the Obligations. For purposes of the Interest Act (Canada), the yearly rate of interest applicable to amounts owing under this guarantee will be calculated on the basis of a 365-day year. Whenever interest is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate determined by that calculation is equivalent is the rate so determined multiplied by the actual number of days in that calendar year and divided by that period of time.

2.09Taxes
(a)The Guarantors shall make each payment under this guarantee free and clear of, and without deduction for or on account of, any present or future Taxes imposed by any taxing authority within the jurisdiction in which the Guarantors are domiciled, any jurisdiction from which the Guarantors make any payment, or any other jurisdiction, or (in each case) any political subdivision or taxing authority of a jurisdiction.
(b)If applicable Law requires the Guarantors to make any withholding, the Guarantors shall
(i)make the withholding,
(ii)pay the full amount withheld directly to the appropriate taxing authority before penalties attach or interest accrues,
(iii)promptly forward to the Secured Party an official receipt or other documentation satisfactory to the Secured Party that evidences the payment to that authority, and
(iv)immediately pay to the Secured Party any additional amount that may be necessary to ensure that the net amount that the Secured Party actually receives is equivalent to the full amount that the Secured Party would have received if the Guarantors had not made that withholding.
(c)	If any taxing authority directly assesses any Taxes against the Secured Party in connection with any payment that the Secured Party receives under this guarantee, then the Secured Party may pay those Taxes, in which case the Guarantors shall promptly pay those additional Taxes (including any penalties, interest, expenses, or any Taxes on that additional amount) as is necessary so that, after the payment of those Taxes, the net amount that the Secured Party receives is equal to the amount that the Secured Party would have received had that taxing authority not asserted those Taxes.
(d)If the Guarantors fail to pay to the appropriate taxing authority any Taxes when due or fails to remit to the Secured Party the required receipts or other evidence of payment, the Guarantors shall indemnify the Secured Party for any Taxes that the Secured Party may have to pay as a result of that failure.

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2.10Agreed currency
(a)The Guarantors shall make payments under this guarantee on account of the Obligations in the Agreed Currency.
(b)If the Secured Party receives any payment in another currency, that payment discharges the Guarantors’ liability under this guarantee only to the extent of the amount of the Agreed Currency that the Secured Party is able to purchase at Toronto, Ontario with the amount of the other currency that it receives on the Business Day immediately following that receipt in accordance with normal procedures and after deducting any premium and costs of exchange.
(c)	If the amount of the Agreed Currency that the Secured Party is able to purchase with the amount of the other currency that it received is less than the amount due to it in connection with that Obligation, the Guarantors remain liable to the Secured Party for any deficiency, together with interest in accordance with section 2.08(Interest).
2.11Discharge

The Secured Party will only release and discharge this guarantee by executing and delivering to the Guarantors an express written discharge at the Guarantors’ sole expense. This guarantee will not be satisfied or discharged, in whole or in part, by any intermediate payment of all or any part of the Obligations.

2.12Reinstatement

This guarantee will continue to be effective or will be reinstated, as the case may be, if, at any time, the Secured Party rescinds or otherwise returns, for any reason (including in connection with the insolvency, bankruptcy, or reorganization of the Debtor or the Guarantors or any allegation that the Secured Party received a payment in the nature of a preference), all or any part of any payment of any of the Obligations, all as though that payment had not been made.

2.13Acceleration of maturity

The Secured Party may accelerate the maturity date of the Obligations as provided in the Debenture for the purposes of this guarantee, notwithstanding any stay existing under any bankruptcy, insolvency, reorganization, or other similar Law of any jurisdiction preventing that acceleration.

2.14Set-off

The Secured Party may, at any time and from time to time, set-off and apply any counterclaim (including liabilities in respect of any monies that the Guarantors deposited with it, being general or special, time or demand, provisional or final, in whatever currency) that the Secured Party holds and other obligations (in whatever currency) that the Secured Party owes to or for the credit or the account of the Guarantors against any and all of any Guarantor's liabilities now or later existing under this guarantee irrespective of whether or not the Secured Party has made any Demand under this guarantee and although those Guarantors’ liabilities may be unliquidated, contingent, or unmatured. The Secured Party’s rights under this section are in addition to other rights and remedies (including other rights of set-off, consolidation of accounts, and bankers’ lien) that the Secured Party may have.

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ARTICLE 3

ABSOLUTE LIABILITY; DEALINGS WITH THE DEBTOR AND OTHERS

3.01Absolute liability

The Guarantors’ liability under this guarantee is absolute and unconditional irrespective of, and is not limited, released, discharged, or otherwise affected by

(a)any lack of validity, legality, or enforceability, in whole or in part, of the Transaction Documents or of any other security, right to recourse, or collateral that the Secured Party may hold,
(b)any impossibility, impracticality, frustration of purpose, illegality, force majeure, or act of government,
(c)	any limitation, postponement, subordination, prohibition, or other restriction on the Secured Party’s rights and remedies in connection with the Obligations (including any court order that purports to prohibit or suspend the acceleration of the time for payment of any of the Obligations, the Debtor’s payment of any of the Obligations, or the Secured Party’s rights and remedies against the Debtor in connection with the Obligations),
(d)	any insolvency, bankruptcy, winding-up, liquidation, dissolution, amalgamation, reorganization, or other similar proceeding affecting the Debtor, any Guarantor, the Secured Party, or any other Person,
(e)any change in the name, status, function, control, constitution, objects, capital stock, or ownership of the Debtor, any Guarantor, the Secured Party, or any other Person,
(f)any sale, in whole or in part, of the Debtor’s business or assets,
(g)any death or loss or diminution of status, power, capacity, or ability of the Authorized Persons (regardless of the Secured Party’s actual or imputed knowledge regarding any of the foregoing matters), that the Debtor or any Guarantor may not be a legal or suable entity, or any other irregularity, defect, fraud, or informality of the Debtor, any Guarantor, or their respective Authorized Persons in their respective obligations to the Secured Party,
(h)any right or alleged right of set-off, counterclaim, defence, appropriation, or application or any claim or demand that any Guarantor may at any time have or may allege to have against the Debtor, the Secured Party, or any other Person, whether in connection with this guarantee or any unrelated transactions,
(i)the Secured Party’s failure to marshal any assets,
(j)the absence, impairment, or loss of any of any Guarantor’s right to subrogation, reimbursement, or contribution, or any other right against the Debtor or any other Person or any security or collateral,
(k)an intermediate payment of all or any part of the Obligations, and
(l)	any other applicable Law or other circumstance that might otherwise constitute, in whole or in part, a legal or equitable defence available to, or complete or

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partial legal or equitable discharge of, any Guarantor, the Debtor, or any other Person in connection with any or all of the Obligations or any Guarantor’s liability under this guarantee.

Each Guarantor waives each of the defences noted above to the fullest extent permitted under applicable Law.

3.02No release

Without limiting the generality of the preceding sentence and without limiting, releasing, discharging, or otherwise affecting, in whole or in part, each Guarantor’s liability under this guarantee, the Secured Party may, from time to time and without giving Notice to or obtaining the consent of any Guarantor,

(a)discontinue, reduce, increase, or otherwise vary the Debtor’s credit, including the Obligations, in any manner (including variations in interest rates, fees, principal amounts, margin requirements, conditions for the extension of credit and the determination of the amount of credit available, positive and negative covenants, the application of payments received by or on behalf of the Debtor, and events of default),
(b)	make any change to the time, manner, or place of payment under, or to any other term of, the Transaction Documents (including supplementing or replacing any of those agreements),
(c)	waive the Debtor’s failure to carry out any of its obligations under any of the Transaction Documents,
(d)	release any Guarantor of the Obligations hereunder,
(e)	grant renewals, extensions of time, indulgences, releases, and discharges to the Debtor or any other Person,
(f)with respect to security or collateral given by the Debtor or any other Person in connection with the Obligations, (i) take, perfect, or maintain or refrain from taking, perfecting, or maintaining that security or collateral, (ii) subordinate, release, discharge, or compromise any of that security or collateral, and

(iii) otherwise deal with that security or collateral in any manner it sees fit (including enforcing that security, whether in an improvident or commercially unreasonably manner as a result of the Secured Party’s negligence, recklessness, or wilful action or inaction, or otherwise, and regardless of any duty that the Secured Party might have to the Debtor under applicable Law in connection with the enforcement of that security),

(g)release, substitute, or add any co-signer, endorser, or other guarantor of the Obligations,
(h)accept compositions, compromises, or arrangements from the Debtor or any other Person,
(i)fail to notify the Guarantors of (i) acceptance of this guarantee, (ii) partial payment or non-payment of all or any part of the Obligations, or (iii) the sale or

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other disposition of any property securing the Obligations or any guarantee thereof, or any defect in any notice of sale or other disposition,

(j)apply all monies that it receives at any time from the Debtor or any other Person or from the proceeds of any security that the Secured Party holds in connection with the Obligations, or change any application of those monies, in whole or in part, from time to time as the Secured Party sees fit, not being bound by the law of imputation and regardless of any direction that the Debtor or any other Person may give regarding application of those monies, and
(k)otherwise deal or fail to deal with the Debtor and all other Persons and any security that the Secured Party holds in connection with the Obligations at the Secured Party’s discretion.

Each Guarantor waives each of the above defences to the fullest extent permitted under applicable Law.

3.03Limitation periods

If any limitation period applies to any claim for payment of the Obligations or remedy for enforcement of the Obligations, then

(a)if applicable Law permits, any limitation period is expressly excluded and entirely waived,
(b)if applicable Law prohibits a complete exclusion and waiver of any limitation period, any limitation period is extended to the maximum length permitted by applicable Law,
(c)	any applicable limitation period begins only after the Secured Party expressly Demands that the Guarantors pay the Obligations,
(d)any applicable limitation period begins afresh upon any Guarantor making any payment or other acknowledgement of the Obligations, and
(e)this guarantee is a “business agreement” as defined in the Limitations Act, 2002 (Ontario), if that act applies.
3.04Remedies
(a)	Before a Demand is made under this guarantee, the Secured Party need not
(i)exhaust its recourse against the Debtor or any other Person, (ii) realize on any security, collateral, or other guarantees that it may hold at any time in connection with the Obligations, or (iii) take any other action.
(b)	Each Guarantor renounces all benefits of discussion and division.

ARTICLE 4

ASSIGNMENT, POSTPONEMENT, AND SUBROGATION

4.01Assignment and postponement of Permitted Indebtedness
(a)As continuing security for the payment of each Guarantor’s liability under this guarantee, each Guarantor (i) assigns the Postponed Indebtedness to the

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Secured Party and (ii) postpones the Postponed Indebtedness to the payment of the Obligations.

(b)Each Guarantor shall (i) hold all monies that it receives in payment of any portion of the Postponed Indebtedness in trust for the Secured Party, separate and apart from such Guarantor’s other property, and (ii) immediately upon receipt pay those monies to the Secured Party.
(c)	The Secured Party may (i) apply any monies that it receives under this section (including monies derived from any instrument and any other property) against any Obligations, (ii) hold those monies as continuing security for the Guarantors’ liability, or (iii) release those monies to the Guarantors (or, for the avoidance of doubt, any Guarantor), all as the Secured Party may see fit and without lessening, limiting, or otherwise affecting any Guarantor’s liability under this guarantee.
(d)If any Guarantor, now or in the future, holds any Postponed Security, the Guarantor (i) assigns that Postponed Security to the Secured Party as additional security for the payment of the Guarantors’ liability under this guarantee and

(ii) postpones and subordinates that Postponed Security and those security interests constituted by that Postponed Security to all present and future security and security interests that the Secured Party holds in connection with the Obligations, regardless of the order of execution, delivery, registration, or perfection of that security or those security interests, the order of advancement of funds, the order of crystallization of security, or any other matter that may affect the relative priorities of that security or those security interests. No Guarantor shall initiate or take any action to enforce any Postponed Security without the Secured Party’s prior written consent.

(e)These assignments and postponements are independent of this guarantee and remain in full force and effect until, in the case of the assignment, the Guarantors discharge or terminate their liability under this guarantee and, in the case of the postponement, all Obligations are performed and indefeasibly paid in full in cash.
(f)Notwithstanding the other provisions of this Article, each Guarantor may from time to time receive payments in respect of the Postponed Indebtedness provided that no default or event of default exists under the Debenture nor would such payment result in any such default or event of default.
4.02Restrictions on right of subrogation
(a)No Guarantor shall enforce or exercise any right of exoneration, contribution, reimbursement, recourse, indemnification, subrogation, or any similar claim available to it against the Debtor or any other Person or against any related security until
(i)the Guarantors have performed or made indefeasible payment to the Secured Party in cash of all amounts that the Guarantors owe the Secured Party under this guarantee, and
(ii)	all other Obligations are performed and indefeasibly paid in full in cash.

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(b)Until the Secured Party receives that payment and performance, the Guarantors shall hold in trust for the Secured Party (separate and apart from each Guarantor’s other property), and shall immediately upon receipt pay to the Secured Party, all monies that the Guarantors receive in connection with these claims. After that payment and performance, the Secured Party shall, at any Guarantor’s request and expense, execute and deliver to the Guarantors all appropriate documents (without recourse and without representation and warranty) necessary to evidence the Secured Party’s transfer by way of subrogation to the Guarantors, on an “as is, where is” basis, of an interest in the Obligations and any security that the Secured Party holds for that interest as a result of the Guarantors’ performance or payment.
4.03Priority upon insolvency and liquidation

Upon either (a) the Debtor’s liquidation, winding up, or bankruptcy (whether voluntary or compulsory) or (b) the Debtor making a bulk sale of any of its assets within the bulk transfer provisions of any applicable Law, any composition with creditors, or any scheme of arrangement, the Secured Party’s claim will rank in priority to that of any Guarantor in connection with the Obligations and the Secured Party will receive in priority to the Guarantors all dividends or other payments in connection with the Obligations until the Secured Party’s claim has been paid in full, all without prejudice to the Secured Party’s claim against the Guarantors. The Guarantors will remain liable to the Secured Party for any remaining unpaid balance of the Obligations. In the event of the Secured Party’s valuation of any securities, that valuation will not, as between the Secured Party and the Guarantors, be considered payment, satisfaction, or reduction in whole or in part of any Obligations.

ARTICLE 5

GUARANTOR’S REPRESENTATIONS AND WARRANTIES

The Guarantors each hereby represent and warrant to the Secured Party as follows, acknowledging that the Secured Party is relying on these representations and warranties:

5.01Existence

It is a corporation incorporated and existing under the laws of the jurisdiction of its incorporation.

5.02Power and capacity

It has the corporate power and capacity to carry on business, to own properties and assets, and to execute, deliver, and perform its obligations under this guarantee.

5.03Authorization

It has taken all necessary corporate action to authorize its execution and delivery of, and the performance of its obligations under, this guarantee.

5.04Execution and delivery

It has duly executed and delivered this guarantee.

5.05No breach

The execution, delivery, and performance of its obligations under this guarantee (including the payment, observance, or performance of the Obligations) do not and will not

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(a)	breach or result in a default under
(i)its constating documents, or any unanimous shareholders agreement,
(ii)	any Law to which it is subject,
(iii)any judgment, order, or decree of any Governmental Body to which it is subject, or
(iv)	any material agreement to which it is a party or by which it is bound, or
(b)result in or permit the acceleration of the maturity of any indebtedness or other obligation of the Guarantor.
5.06No regulatory approvals required

It is not required to take any action or obtain approval, authorization, consent, or order of, or make any filing, registration, qualification, or recording with, any Governmental Body or any other Person in connection with the execution or delivery of, or the performance of its obligations under, this guarantee.

5.07Bankruptcy, etc.

No proceedings have been taken or authorized by it or, to its knowledge, by any other Person relating to its bankruptcy, insolvency, liquidation, dissolution, or winding up.

ARTICLE 6 ACKNOWLEDGEMENTS

6.01Construction of terms

The parties have each participated in settling the terms of this guarantee. Any rule of legal interpretation to the effect that any ambiguity is to be resolved against the drafting party will not apply in interpreting this guarantee.

6.02Payment of costs and expenses

The Guarantors shall pay all costs and expenses (including legal fees, as applicable), that it and the Secured Party, or its agents on its behalf, incur in connection with the drafting and negotiation of the transactions contemplated by this guarantee, and the execution and delivery of, and the perfection and enforcement of the Secured Party’s interest under, this guarantee, which will be paid immediately upon demand and form part of the Obligations.

ARTICLE 7 RIGHTS AND REMEDIES

7.01Remedies cumulative

The rights, remedies, and powers provided to a party under this guarantee are cumulative and in addition to, and are not exclusive of or in substitution for, any rights, remedies, and powers otherwise available to that party.

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7.02Guarantee in addition

This guarantee is in addition to and not in substitution for any other guarantee, security, or agreement now or later held by the Secured Party in connection with the Debtor or the Obligations.

7.03Survival

The provisions of section 2.09 (Taxes) survive the payment in full of the Obligations and the termination of this guarantee.

7.04Severability

The invalidity or unenforceability of any particular term of this guarantee will not affect or limit the validity or enforceability of the remaining terms.

7.05Waiver
(a)Requirements. No waiver of satisfaction of a condition or non-performance of an obligation under this agreement is effective unless it is in writing and signed by the party granting the waiver.
(b)Scope of waiver. No waiver by a party will extend to any subsequent non- satisfaction or non-performance of an obligation under this agreement, whether or not of the same or similar nature to that which was waived.
(c)Rights and remedies. No waiver by a party will affect the exercise of any other rights or remedies by that party under this agreement. Any failure or delay by a party in exercising any right or remedy will not constitute, or be deemed to constitute, a waiver by that party of that right or remedy. No single or partial exercise by a party of any right or remedy will preclude any other or further exercise by that party of any right or remedy.

ARTICLE 8 GENERAL

8.01Entire agreement

This guarantee together with the Debenture and the other Transaction Documents:

(a)constitutes the entire agreement; there are no representations, covenants, or other terms other than those set out in those agreements, and
(b)supersedes any previous discussions, understandings, or agreements, between the parties relating to its subject matter.
8.02Further assurances

Each party, upon receipt of Notice by another party, shall sign (or cause to be signed) all further documents, do (or cause to be done) all further acts, and provide all reasonable assurances as may reasonably be necessary or desirable to give effect to this guarantee and the transactions contemplated by this guarantee.

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8.03Amendment

This guarantee may only be amended by a written document signed by each of the parties.

8.04Conflict of terms

If there is any inconsistency between the terms of this guarantee and the terms of the Debenture, the terms of the Debenture will prevail. The parties shall take all necessary steps to conform the inconsistent terms to the terms of that agreement.

8.05Binding effect

This guarantee enures to the benefit of and binds the parties and their respective successors and permitted assigns.

8.06Debtor’s information

The Secured Party possesses and will possess information relating to the Debtor that is and may be material to this guarantee. The Secured Party has no obligation to disclose to the Guarantors any information that it may now or later possess concerning the Debtor.

8.07Debtor’s amalgamation

If the Debtor amalgamates with any other entity or entities, this guarantee will continue in full force and effect and, for greater certainty

(a)the Obligations will include all obligations, of the nature contemplated by the “Obligations” definition, of (i) each other amalgamating entity to the Secured Party existing at the time of the amalgamation and (ii) the amalgamated entity to the Secured Party arising after the amalgamation, and
(b)all defined terms and other terms of this guarantee will be deemed to have been amended to reflect the amalgamation, to the extent required by the context.
8.08Assignment

The Secured Party may assign this guarantee and the Obligations in whole or in part to any Person without Notice to or the consent of the Guarantor. Without the prior written consent of the Secured Party, the Guarantors may not assign this guarantee.

8.09Joint and Several Liability

Each Guarantor acknowledges and agrees that it is jointly and seerally liable for all liabilities, obligaitons, representations and warranties of the Guarantors set forth in this guarantee, including the guarantee of the Obligations under Section 2.01 hereof.

8.10Notice

To be effective, a Notice must be in writing and given in the manner contemplated in the Debenture, and the provisions of section 7.8 thereof are incorporated herein mutatis mutandis.

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8.11Governing law

The laws of the Province of Ontario and the laws of Canada applicable in that province, excluding any rule or principle of conflicts of law that may provide otherwise, govern this guarantee.

8.12Submission to jurisdiction

The Guarantor irrevocably attorns to the jurisdiction of the courts of Ontario, which will have non-exclusive jurisdiction over any matter arising out of this guarantee.

8.13Judgment currency
(a)Conversion. If, for the purpose of obtaining or enforcing in any jurisdiction, it becomes necessary to convert into a particular currency an amount due under this guarantee, the conversion will be made at the Rate of Exchange prevailing on the Business Day immediately preceding the date on which judgment is given.
(b)Payment of additional amounts. If, as a result of a change in the Rate of Exchange between the date of judgment and the date of actual payment, the conversion results in the Secured Party receiving less than the amount payable to it, the Guarantors shall pay the Secured Party any additional amount as may be necessary to ensure that the amount received is not less than the amount payable by the Guarantors on the date of judgment.
(c)Treatment of additional amounts. Any additional amount due under this section will be due as a separate debt, gives rise to a separate cause of action, and will not be affected by judgment obtained for any other amount due under this guarantee.
8.14Copy of guarantee

The Guarantors acknowledge receipt of an executed copy of this guarantee.

8.15Conclusive delivery

Possession by the Secured Party of an executed copy of this guarantee constitutes conclusive evidence that

(a)the Guarantors executed and delivered this guarantee to the Secured Party free of all conditions,
(b)there is no agreement or understanding between the Secured Party and the Guarantors that the Guarantors delivered this guarantee in escrow or the Guarantors did not intend it to be effective until the occurrence of any event or the satisfaction of any condition, and
(c)	the Secured Party has not made any representations, statements, or promises to the Guarantors regarding the Debtor, the Secured Party’s intention to obtain any security in connection with the Obligations or guarantees from other persons in connection with the Obligations, the circumstances under which the Secured Party may enforce this guarantee, the manner in which the Secured Party may enforce this guarantee, or any other matter that might conflict with the provisions expressly set out in this guarantee.

LEGAL*52720627.3

8.16Counterparts

This guarantee may be signed in any number of counterparts, each of which is an original, and all of which taken together constitute one single document.

8.17Effective date

This guarantee is effective as of the date shown at the top of the first page, even if any signatures are made after that date.

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LEGAL*52720627.3

DocuSign Envelope ID: F7882DFF-6C88-4903-8373-AAA8EA3005C9

IN WITNESS WHEREOF the Secured Party and the Guarantors have executed this Guarantee and Indemnity.

CENTURION FINANCIAL TRUST

By:

Name: Greg Romundt

Title:

President

By:

Name:

Title:

ASSURE HOLDINGS INC.ASSURE NEUROMONITORING, LLC

By: By:

Name:Name:

Title:Title:

By: By:

Name:Name:

Title:Title

ASSURE NETWORKS, LLCASSURENEUROMONITORINGCOLORADO,

LLC

By: By:

Name:Name:

Title:Title:

By: By:

Name:Name:

Title:Title

Signature page – Guarantee and Indemnity

DocuSign Envelope ID: 2E7E9E88-A9EC-4950-A467-BDCC30053541

IN WITNESS WHEREOF the Secured Party and the Guarantors have executed this Guarantee and Indemnity.

CENTURION FINANCIAL TRUST

By:

Name:

Title:

By:

Name:

Title:

ASSURE HOLDINGS INC.ASSURE NEUROMONITORING, LLC

By:

Name: John Farlinger

Title: President

By:

Name:

Title:

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title

ASSURE NETWORKS, LLCASSURENEUROMONITORINGCOLORADO,

LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title

Signature page – Guarantee and Indemnity

DocuSign Envelope ID: 2E7E9E88-A9EC-4950-A467-BDCC30053541

ASSURE NEUROMONITORING LOUISIANA, LLC

ASSURE NEUROMONITORING MICHIGAN, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING PENNSYLVANIA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING TEXAS, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING TEXAS HOLDINGS, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

DNS LOUISIANA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING ARIZONA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURENEUROMONITORINGMINNESOTA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name: Title:

Signature page – Guarantee and Indemnity

DocuSign Envelope ID: 2E7E9E88-A9EC-4950-A467-BDCC30053541

ASSURE NEUROMONITORING NEVADA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

DNS PROFESSIONAL READING, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING SOUTH CAROLINA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name: Title:

Signature page – Guarantee and Indemnity

Assure Holdings Inc.

Assure Neuromonitoring, LLC Assure Networks, LLC

Assure Neuromonitoring Colorado, LLC

SCHEDULE A GUARANTORS

Assure Neuromonitoring Louisiana, LLC Assure Neuromonitoring Michigan, LLC Assure Neuromonitoring Pennsylvania, LLC Assure Neuromonitoring Texas, LLC

Assure Neuromonitoring Texas Holdings, LLC DNS Louisiana, LLC

Assure Neuromonitoring Nevada, LLC Assure Neuromonitoring South Carolina, LLC Assure Neuromonitoring Colorado, LLC

DNS Professional Reading, LLC